Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
May, 1998

Scheduled Maturity                                      6/15/99


Coupon                                                  5.9375%


Excess Protection Level
   3 Month Average  5.82%
     May, 1998  5.31%
     April, 1998  5.97%
     March, 1998  6.21%



Cash Yield                                              18.64%


Investor Charge Offs                                    5.20%


Base Rate                                               8.14%


Over 35 Day Delinquency                                 5.61%


Seller's Interest                                       26.35%


Total Payment Rate                                      11.03%


Total Principal Balance                                $4,842,601,493.71


Investor Participation Amount                          $1,000,000,000.00


Seller Participation Amount                            $1,275,934,827.0